                                                                   EXHIBIT 24(D)

The Partners
Knoxville Hematology Oncology Associates:

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG PEAT MARWICK LLP

Nashville, Tennessee
July 16, 1996